CLAYMORE TRUST

Claymore/Zacks Multi-Cap Opportunities Fund

Supplement to the Prospectus dated April 1, 2007

At a meeting of the Board of Trustees of Claymore Trust on October 16, 2007, the Board voted to eliminate the redemption fee in effect with respect to the Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”).  At that meeting, the Board of Trustees also approved the following two matters that are subject to approval by the shareholders of the Fund: (1) a new investment advisory agreement for the Fund, pursuant to which Zacks Investment Management, Inc., the current subadviser to the Fund, would serve as the Fund’s investment adviser; and (2) the nomination of a new Board of Trustees for Claymore Trust.  A shareholders’ meeting will be held for the purpose of voting on these two matters.  In connection with that meeting, it is intended that a proxy statement will be filed with the Securities and Exchange Commission and delivered to the Fund’s shareholders of record.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

October 18, 2007